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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2007
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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)
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         Kansas                     1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


  2001 Edmund Halley Drive, Reston, Virginia                   20191
   (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year

On February 27, 2007, the Board of Directors of Sprint Nextel Corporation (the "Company") approved amendments to the Company's Amended and Restated Bylaws to provide that each nominee for director in an uncontested election will be elected if the votes cast for that nominee exceed the votes cast against that nominee. Votes cast against a nominee include votes to withhold authority with respect to the nominee, but do not include abstentions and broker non-votes. The date for determining if an election is contested or uncontested has been set at 14 days before the Company files its definitive proxy statement. This requirement is intended to help the Company determine for its proxy statement whether director nominees will be elected under a majority or plurality standard prior to soliciting proxies.

The Board of Directors also amended the Bylaws to require that a stockholder nominating an individual to be director provide, with the notice of the nomination, information about any agreements relating to the nomination, and include a statement, signed by the nominee, as to whether the nominee intends to comply with the Company's Corporate Governance Guidelines. The amended Bylaws also eliminate provisions (1) requiring the Chief Executive Officer to also serve as President, including provisions that limited the authority of the Board of Directors to remove or change the duties of the Chief Executive Officer and President, and (2) relating to the duties of the Chairman of the Board in his capacity as an officer. These eliminated provisions had been adopted in connection with the Company's merger with Nextel Communications, Inc. in August 2005.

In connection with the amendments to the Company's Bylaws establishing a majority vote standard for the election of directors in uncontested elections, the Board of Directors also amended the Company's Corporate Governance Guidelines to provide that an incumbent nominee who fails to receive a majority of votes cast in an uncontested election is expected to tender promptly his or her resignation. The Nominating and Corporate Governance Committee of the Board of Directors will recommend, and the Board of Directors will determine, whether or not to accept the tendered resignation within 90 days of the certification of the stockholder vote with respect to the director election. The decision of the Board of Directors will be publicly disclosed.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.        Description

3                  Amended and Restated Bylaws of Sprint Nextel Corporation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: February 28, 2007               By:  /s/ Michael T. Hyde
                                           Michael T. Hyde
                                           Assistant Secretary

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                                  EXHIBIT INDEX


Number         Exhibit

3              Amended and Restated Bylaws of Sprint Nextel Corporation